Exhibit 99.1

Retail Value Inc. Quarterly Financial Supplement For the period ended June 30, 2019 rvi

R

Retail Value Inc.

Table of Contents

Section	Page

Earnings Release & Financial Statements
Press Release	1-5

Company Summary
Portfolio Summary	6
Top 35 Tenants	7
Lease Expirations	8

Investments
Dispositions	9

Debt Summary
Capital Structure	10

Shopping Center Summary
Property List	11

Reporting Policies and Other
Notable Accounting and Supplemental Policies	12
Non-GAAP Measures	13-14

Retail Value Inc. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods.  Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.  For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements.  There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, the ability to execute our strategy as an independent, publicly traded company.  Other risks and uncertainties that could cause our results to differ materially from those indicated by such forward-looking statements include our ability to sell assets on commercially reasonable terms; our ability to complete dispositions of assets under contract; the success of our asset sale strategy; property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions; local conditions such as supply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant and the impact of any such event on rental income from other tenants at our properties; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing arrangements and our abiltiy to satisfy conditions to the completion of these arrangements; unforeseen changes to the Puerto Rican economy and government; the ability to secure and maintain management services provided to us, including pursuant to our external management agreement with one or more subsidiaries of SITE Centers; and our ability to maintain our REIT status.  For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to “Risk Factors” included in the Company’s report on Form 10-K for the year ended December 31, 2018.  The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

Retail Value Inc.	For additional information:
3300 Enterprise Parkway	Matthew Ostrower, EVP and
Beachwood, OH 44122 216-755-5500	Chief Financial Officer

Retail Value Inc. Reports Second Quarter 2019 Operating Results

BEACHWOOD, OHIO, August 6, 2019 – Retail Value Inc. (NYSE: RVI) today announced operating results for the quarter ended June 30, 2019.

Results for the Quarter

•

Second quarter net income attributable to common shareholders was $13.6 million, or $0.72 per diluted share.  Second quarter operating funds from operations attributable to common shareholders (“Operating FFO” or “OFFO”) was $24.4 million, or $1.28 per diluted share.

•	Sold four shopping centers for an aggregate sales price of $151.5 million.
•	The Continental U.S. leased rate remained at 92.2%.
•	The Puerto Rico leased rate was 84.6% as compared to 85.3% at March 31, 2019 due to the Payless bankruptcy and natural lease expirations.

Key Quarterly Operating Results

The following metrics are as of June 30, 2019:

	Continental U.S.	Puerto Rico
Shopping Center Count	19	12
Gross Leasable Area (thousands)	7,704	4,431
Base Rent PSF	$13.52	$20.62
Leased Rate	92.2%	84.6%
Commenced Rate	91.3%	81.3%
NOI (millions)	$23.5	$16.8

About RVI

RVI is an independent publicly traded company trading under the ticker symbol “RVI” on the New York Stock Exchange.  RVI holds assets in the continental U.S. and Puerto Rico and is managed by one or more subsidiaries of SITE Centers Corp. RVI focuses on realizing value in its business through operations and sales of its assets.  Additional information about RVI is available at www.retailvalueinc.com.

Non-GAAP Measures

Funds from Operations (“FFO”) is a supplemental non-GAAP financial measure used as a standard in the real estate industry and is a widely accepted measure of real estate investment trust (“REIT”) performance.  Management believes that both FFO and Operating FFO provide additional indicators of the financial performance of a REIT.  The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group.

In December 2018, the National Association of Real Estate Investment Trusts (“NAREIT”) issued NAREIT Funds From Operations White Paper - 2018 Restatement (“the 2018 FFO White Paper”).  The purpose of the 2018 FFO White Paper was not to change the fundamental definition of FFO but to clarify existing guidance and to consolidate into a single document, alerts and policy bulletins issued by NAREIT since the last FFO white paper was issued in 2002.  The 2018 FFO White Paper was effective starting with first quarter 2019 reporting.  The Company did not report any changes in the calculation of FFO in 2019 related to the clarification in the 2018 FFO White Paper.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with GAAP) adjusted to exclude (i) gains and losses from disposition of real estate property and related investments, which are presented net of taxes, if any, (ii) impairment charges on real estate property and related investments and (iii) certain non-cash items.  These non-cash items principally include real property depreciation and amortization of intangibles.  The Company’s calculation of FFO is consistent with the definition of FFO provided by NAREIT.  The Company calculates Operating FFO by excluding certain non-operating charges and income.  Operating FFO is useful to investors as the Company removes non-comparable charges and income to analyze the results of its operations and assess performance of the core operating real estate portfolio.  Other real estate companies may calculate FFO and Operating FFO in a different manner.

The Company also uses net operating income (“NOI”), a non-GAAP financial measure, as a supplemental performance measure. NOI is calculated as property revenues less property-related expenses. The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

FFO, Operating FFO and NOI do not represent cash generated from operating activities in accordance with GAAP, are not necessarily indicative of cash available to fund cash needs and should not be considered as alternatives to net income computed in accordance with GAAP as indicators of the Company’s operating performance or as alternatives to cash flow as a measure of liquidity.  Reconciliations of these non-GAAP measures to their most directly comparable GAAP measures are included in this release and the accompanying financial supplement.

Safe Harbor

RVI considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods.  Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.  For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements.  There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, the ability to execute our strategy as an independent, publicly traded company.  Other risks and uncertainties that could cause our results to differ materially from those indicated by such forward-looking statements include our ability to sell assets on commercially reasonable terms; our ability to complete dispositions of assets under contract; the success of our asset sale strategy; property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions; local conditions such as supply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant and the impact of any such event on rental income from other tenants at our properties; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing arrangements and our ability to satisfy conditions to the completion of these arrangements; unforeseen changes to the Puerto Rican economy and government; the ability to secure and maintain management services provided to us, including pursuant to our external management agreement with one or more subsidiaries of SITE Centers; and our ability to maintain our REIT status.  For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company’s most recent reports on Form 10-K and Form 10-Q.  The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

Retail Value Inc.

Income Statement

	in thousands, except per share
		2Q19	2Q19	Total	Total
		Continental U.S.	Puerto Rico	2Q19	6M19

	Revenues (1):
	Rental income (2)	35,056	$23,819	$58,875	$120,445
	Other property revenues	15	(5)	10	51
	Business interruption income	0	2,000	2,000	2,000
		35,071	25,814	60,885	122,496
	Expenses:
	Operating and maintenance (3)	5,556	7,844	13,400	26,898
	Real estate taxes	5,971	1,198	7,169	14,679
		11,527	9,042	20,569	41,577

	Net operating income (4)	23,544	16,772	40,316	80,919

	Other income (expense):
	Asset management fees			(2,820)	(5,640)
	Interest expense			(10,846)	(24,820)
	Depreciation and amortization			(18,378)	(37,733)
	General and administrative			(1,058)	(1,943)
	Impairment charges			(7,110)	(13,200)
	Hurricane property insurance income, net			3,814	3,631
	Debt extinguishment costs, net			(2,927)	(17,409)
	Transaction costs			0	(18)
	Other expense, net			0	(850)
	Gain on disposition of real estate, net (5)			12,946	31,165
	Income before other items			13,937	14,102

	Tax expense			(320)	(495)
	Net income			$13,617	$13,607

	Weighted average shares – Basic & Diluted – EPS			19,043	18,963

	Earnings per common share – Basic & Diluted			$0.72	$0.72

	Revenue items:
(1)	Lost revenue related to hurricane	0	(1,152)	($1,152)	($2,777)

(2)	Minimum rents	22,973	14,335	37,308	76,680
	Ground lease minimum rents	1,551	1,780	3,331	7,143
	Percentage and overage rent	714	383	1,097	2,517
	Recoveries	8,511	5,622	14,133	29,081
	Lease termination fees	65	12	77	77
	Ancillary and other rental income	685	1,823	2,508	4,675
	Bad debt	557	(136)	421	272

(3)	Operating expenses:
	Property management fees	(1,413)	(1,586)	(2,999)	(5,995)

(4)	NOI from assets sold			2,475	6,622

(5)	SITE Centers disposition fees			1,515	2,614

Retail Value Inc.

Reconciliation: Net Income to FFO and Operating FFO

and Other Financial Information

	in thousands, except per share
		2Q19	6M19

	Net income attributable to Common Shareholders	$13,617	$13,607
	Depreciation and amortization of real estate	18,352	37,681
	Impairment of real estate	7,110	13,200
	Gain on disposition of real estate, net	(12,946)	(31,165)
	FFO attributable to Common Shareholders	$26,133	$33,323

	Hurricane activity, net (1)	(4,662)	(2,854)
	Debt extinguishment, transaction, other, net	2,927	18,277
	Total non-operating items, net	(1,735)	15,423
	Operating FFO attributable to Common Shareholders	$24,398	$48,746

	Weighted average shares and units – Basic & Diluted – FFO & OFFO	19,043	18,963

	FFO per share – Basic & Diluted	$1.37	$1.76
	Operating FFO per share – Basic & Diluted	$1.28	$2.57
	Common stock dividends declared, per share	N/A	N/A

	Certain non-cash items:
	Straight-line rent	(238)	(450)
	Straight-line fixed CAM	141	301
	Loan cost amortization	(1,295)	(2,597)
	Non-real estate depreciation expense	(26)	(52)

	Capital expenditures:
	Maintenance capital expenditures	283	307
	Tenant allowances and landlord work	2,718	5,119
	Leasing commissions - SITE Centers	731	1,474
	Leasing commissions - external	191	352
	Hurricane restorations	18,756	40,443

(1)	Hurricane activity, net:
	Lost tenant revenue	1,152	2,777
	Property insurance proceeds in excess of receivable	(3,972)	(3,972)
	Business interruption income	(2,000)	(2,000)
	Clean up costs and other expenses	158	341
		(4,662)	(2,854)

Retail Value Inc.

Balance Sheet

	$ in thousands
		At Period End
		2Q19	4Q18

	Assets:
	Land	$549,622	$622,827
	Buildings	1,463,674	1,629,862
	Fixtures and tenant improvements	159,702	172,679
		2,172,998	2,425,368
	Depreciation	(663,677)	(704,401)
		1,509,321	1,720,967
	Construction in progress and land	15,566	26,070
	Real estate, net	1,524,887	1,747,037

	Cash	58,522	44,565
	Restricted cash (1)	93,315	66,634
	Receivables and straight-line (2)	25,355	31,426
	Property insurance receivable	0	29,422
	Intangible assets, net (3)	22,181	31,882
	Other assets, net	5,672	11,678
	Total Assets	1,729,932	1,962,644

	Liabilities and Equity:
	Secured debt	752,404	967,569

	Payable to SITE	33,759	33,985
	Dividends payable	0	24,005
	Other liabilities (4)	60,100	84,832
	Total Liabilities	846,263	1,110,391

	Redeemable preferred equity	190,000	190,000

	Common shares	1,904	1,846
	Paid-in capital	692,665	675,566
	Distributions in excess of net income	(890)	(15,153)
	Common shares in treasury at cost	(10)	(6)
	Total Equity	693,669	662,253

	Total Liabilities and Equity	$1,729,932	$1,962,644

(1)	Asset sale proceeds	48,538	26,969
	Other escrows	44,777	39,665

(2)	Straight-line rents receivable	17,556	18,757

(3)	Operating lease right of use assets (related to adoption of Topic 842)	1,811	0

(4)	Operating lease liabilities (related to adoption of Topic 842)	2,943	0
	Below-market leases, net	20,893	33,914

Retail Value Inc.

Portfolio Summary

GLA in thousands
	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Shopping Center Count
Operating Centers	31	35	38	42	48
Continental U.S.	19	23	26	30	36
Puerto Rico	12	12	12	12	12

Gross Leasable Area (GLA)
Owned and Ground Lease	12,135	13,145	14,023	14,830	15,991
Continental U.S.	7,704	8,717	9,592	10,399	11,560
Puerto Rico	4,431	4,428	4,431	4,431	4,431
Unowned	2,205	2,700	2,869	3,277	3,437

Quarterly Operational Overview

Continental U.S.
Base Rent PSF	$13.52	$13.55	$13.42	$13.50	$13.56
Leased Rate	92.2%	92.2%	92.9%	93.1%	92.5%
Leased Rate < 10K SF	82.8%	83.7%	84.1%	85.6%	83.5%
Leased Rate > 10K SF	94.6%	94.5%	95.1%	95.1%	95.1%

Puerto Rico
Base Rent PSF	$20.62	$20.59	$20.66	$20.65	$20.71
Leased Rate	84.6%	85.3%	87.0%	87.0%	87.1%
Leased Rate < 10K SF	77.7%	76.8%	78.4%	78.5%	79.0%
Leased Rate > 10K SF	87.9%	89.3%	91.0%	91.0%	91.0%

Operational Statistics
% of Aggregate Property NOI - Continental U.S.	58.4%	60.9%	60.3%	62.8%	65.5%
% of Aggregate Property NOI Puerto Rico	41.6%	39.1%	39.7%	37.2%	34.5%

Puerto Rico

Revenues:
Minimum rents	15,979	15,930	16,126	15,413	15,268
Percentage rent	383	1,157	959	239	194
Recoveries	5,622	5,607	5,741	5,038	5,585
Lease termination fees and ancillary income	1,835	1,906	2,208	1,858	2,503
Other property revenues	(5)	19	0	11	26
Business interruption income	2,000	0	2,000	2,404	3,100
	25,814	24,619	27,034	24,963	26,676
Expenses:
Operating and maintenance	7,844	7,548	8,047	6,972	7,662
Real estate taxes	1,198	1,198	1,268	1,118	1,207
	9,042	8,746	9,315	8,090	8,869

Net operating income	16,772	15,873	17,719	16,873	17,807

Retail Value Inc.

Top 35 Tenants

$ and GLA in thousands
							Credit Ratings
	Tenant	Number of Units	Base Rent	% of Total	Owned GLA	% of Total	(S&P/Moody's/Fitch)
1	Walmart (1)	10	$8,571	5.4%	1,381	11.4%	AA/Aa2/AA
2	Bed Bath & Beyond (2)	13	5,542	3.5%	496	4.1%	BB+/Baa3/NR
3	PetSmart	14	4,809	3.0%	272	2.2%	B-/Caa1/NR
4	TJX Companies (3)	14	4,775	3.0%	449	3.7%	A+/A2/NR
5	Kohl's	6	4,215	2.7%	554	4.6%	BBB/Baa2/BBB
6	Best Buy	6	3,613	2.3%	244	2.0%	BBB/Baa1/BBB
7	Gap (4)	11	3,162	2.0%	172	1.4%	BB+/Baa2/NR
8	Rainbow Apparel	26	2,878	1.8%	133	1.1%	NR
9	Footlocker	15	2,374	1.5%	61	0.5%	BB+/Ba1/NR
10	Michaels	7	2,211	1.4%	164	1.4%	BB-/NR/NR
11	Claro	17	2,120	1.3%	26	0.2%	A-/A3/A-
12	Cinemark	2	2,111	1.3%	136	1.1%	BB/NR/NR
13	AMC Theatres	1	2,111	1.3%	92	0.8%	B/B2/NR
14	Office Depot	5	1,947	1.2%	105	0.9%	B/Ba3/NR
15	Dick's Sporting Goods	3	1,874	1.2%	139	1.1%	NR
16	Lowe's	2	1,824	1.2%	256	2.1%	BBB+/Baa1/NR
17	Ross Stores	7	1,759	1.1%	200	1.6%	A-/A3/NR
18	Ascena (5)	17	1,681	1.1%	102	0.8%	CCC+/B3/NR
19	Ulta	6	1,642	1.0%	67	0.6%	NR
20	Yum! Brands	14	1,595	1.0%	31	0.3%	BB/Ba3/NR
21	JC Penney	3	1,581	1.0%	281	2.3%	CCC+/Caa1/B-
22	Sears (6)	3	1,511	1.0%	281	2.3%	NR
23	Walgreens	4	1,487	0.9%	55	0.5%	BBB/Baa2/BBB
24	Sprint	13	1,481	0.9%	29	0.2%	B/B2/B+
25	Burlington	3	1,479	0.9%	195	1.6%	BB+/NR/BB+
26	BJ's Wholesale Club	1	1,456	0.9%	115	0.9%	B+/NR/NR
27	AT&T	17	1,446	0.9%	29	0.2%	BBB/Baa2/A-
28	Jo-Ann	3	1,439	0.9%	113	0.9%	B/B2/NR
29	Harkin Theatres	1	1,369	0.9%	81	0.7%	NR
30	Five Below	9	1,366	0.9%	80	0.7%	NR
31	Hobby Lobby	3	1,333	0.8%	179	1.5%	NR
32	Caribbean Cinemas	3	1,287	0.8%	141	1.2%	NR
33	Home Depot	1	1,283	0.8%	114	0.9%	A/A2/A
34	Ponderosa Steakhouse	7	1,228	0.8%	38	0.3%	NR
35	T-Mobile	10	1,226	0.8%	21	0.2%	BB+/NR/NR
	Top 35 Total	277	$81,786	51.7%	6,832	56.3%
	Total Portfolio		$158,185	100.0%	12,135	100.0%

(1) Walmart (8) / Sam's Club (2)				(4) Gap (1) / Old Navy (10)
(2) Bed Bath (11) / World Market (1) / CTS (1)				(5) Catherine's (1) / Dress Barn (5) / Justice (3) / Lane Bryant (5) / Maurice's (3)
(3) T.J. Maxx (6) / Marshalls (7) / HomeGoods (1)				(6) Sears (1) / Kmart (2)

Retail Value Inc.

Lease Expirations

$ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	0	0	$0	$0.00	0.0%	42	98	$3,404	$34.73	5.4%	42	98	$3,404	$34.73	2.4%
2019	3	69	867	$12.57	1.1%	63	151	4,714	$31.22	7.4%	66	220	5,581	$25.37	3.9%
2020	25	1,051	10,585	$10.07	13.1%	184	423	13,929	$32.93	21.9%	209	1,474	24,514	$16.63	17.0%
2021	22	891	11,458	$12.86	14.2%	115	284	8,740	$30.77	13.8%	137	1,175	20,198	$17.19	14.0%
2022	46	1,595	17,174	$10.77	21.3%	96	239	8,355	$34.96	13.2%	142	1,834	25,529	$13.92	17.7%
2023	25	1,133	11,388	$10.05	14.1%	74	228	6,900	$30.26	10.9%	99	1,361	18,288	$13.44	12.7%
2024	32	1,304	12,851	$9.86	15.9%	88	315	8,314	$26.39	13.1%	120	1,619	21,165	$13.07	14.7%
2025	19	451	5,463	$12.11	6.8%	30	126	3,469	$27.53	5.5%	49	577	8,932	$15.48	6.2%
2026	5	105	1,367	$13.02	1.7%	26	80	2,834	$35.43	4.5%	31	185	4,201	$22.71	2.9%
2027	7	155	1,300	$8.39	1.6%	10	28	1,028	$36.71	1.6%	17	183	2,328	$12.72	1.6%
2028	5	188	2,156	$11.47	2.7%	9	33	642	$19.45	1.0%	14	221	2,798	$12.66	1.9%
Thereafter	6	335	6,188	$18.47	7.7%	11	52	1,207	$23.21	1.9%	17	387	7,395	$19.11	5.1%
Total	195	7,277	$80,797	$11.10	100.0%	748	2,057	$63,536	$30.89	100.0%	943	9,334	$144,333	$15.46	100.0%

Assumes all lease options are exercised

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	0	0	$0	$0.00	0.0%	39	92	$3,127	$33.99	4.9%	39	92	$3,127	$33.99	2.2%
2019	2	59	785	$13.31	1.0%	57	130	4,233	$32.56	6.7%	59	189	5,018	$26.55	3.5%
2020	5	106	1,075	$10.14	1.3%	147	310	11,071	$35.71	17.4%	152	416	12,146	$29.20	8.4%
2021	3	67	1,122	$16.75	1.4%	89	198	6,462	$32.64	10.2%	92	265	7,584	$28.62	5.3%
2022	12	196	2,457	$12.54	3.0%	76	166	6,563	$39.54	10.3%	88	362	9,020	$24.92	6.2%
2023	2	45	907	$20.16	1.1%	53	124	4,352	$35.10	6.8%	55	169	5,259	$31.12	3.6%
2024	4	136	1,819	$13.38	2.3%	62	202	5,546	$27.46	8.7%	66	338	7,365	$21.79	5.1%
2025	3	114	1,433	$12.57	1.8%	36	111	3,292	$29.66	5.2%	39	225	4,725	$21.00	3.3%
2026	2	41	391	$9.54	0.5%	31	76	2,904	$38.21	4.6%	33	117	3,295	$28.16	2.3%
2027	5	144	1,934	$13.43	2.4%	18	41	1,554	$37.90	2.4%	23	185	3,488	$18.85	2.4%
2028	6	244	2,203	$9.03	2.7%	18	81	1,968	$24.30	3.1%	24	325	4,171	$12.83	2.9%
Thereafter	151	6,125	66,671	$10.89	82.5%	122	526	12,464	$23.70	19.6%	273	6,651	79,135	$11.90	54.8%
Total	195	7,277	$80,797	$11.10	100.0%	748	2,057	$63,536	$30.89	100.0%	943	9,334	$144,333	$15.46	100.0%

Note: Excludes ground leases

Retail Value Inc.

Dispositions

$ and GLA in thousands
			Owned		Allocated Loan
	Property Name	City, State	GLA	Price	Amount (1)

04/17/18	Silver Spring Square (pre spin)	Mechanicsburg, PA	343	$80,810	$65,730
06/27/18	The Walk at Highwoods Preserve (pre spin)	Tampa, FL	138	25,025	18,250
07/06/18	Tequesta Shoppes	Tequesta, FL	110	14,333	11,400
07/10/18	Lake Walden Square	Plant City, FL	245	29,000	25,170
08/01/18	East Lloyd Commons	Evansville, IN	160	23,000	16,780
08/13/18	Grandville Marketplace	Grandville, MI	224	16,700	16,500
08/29/18	Brandon Boulevard Shoppes	Valrico, FL	86	14,650	11,120
09/14/18	Gresham Station	Gresham, OR	342	64,500	54,140
10/18/18	Palm Valley Pavilions	Goodyear, AZ	233	44,800	42,170
11/13/18	I-Drive Value Center	Orlando, FL	186	26,157	23,290
11/20/18	Douglasville Pavillion	Douglasville, GA	266	35,120	28,120
12/14/18	Kyle Crossing	Kyle, TX	121	27,600	22,690
		Total 2018	2,454	$401,695	$335,360

02/08/19	Millenia Plaza	Orlando, FL	412	$56,400	$47,130
02/27/19	Homestead Pavillion (TD Bank)	Homestead, FL	4	4,091	2,490
03/01/19	West Allis Center (Chick-Fil-A)	Milwaukee, WI	5	2,211	1,680
03/04/19	Lowe's Home Improvement	Hendersonville, TN	129	16,058	10,700
03/26/19	Midway Marketplace	St. Paul, MN	324	31,210	20,400
04/05/19	Mariner Square	Spring Hill, FL	194	17,000	11,300
05/23/19	Shoppers World of Brookfield	Brookfield, WI	203	19,450	15,200
05/31/19	Homestead Pavilion	Homestead, FL	295	62,250	42,100
06/13/19	Beaver Creek Crossings	Apex, NC	321	52,750	34,300
		Total 2019 YTD	1,887	$261,420	$185,300

(1) Represents portion of CMBS loan balance allocated to specific asset. Not equivalent to amount of debt repaid when specific asset was sold.

Retail Value Inc.

Capital Structure

$, shares and units in thousands, except per share
	June 30, 2019	December 31, 2018
Capital Structure
Market Value Per Share	$34.80	$25.59

Common Shares Outstanding	19,043	18,465
Common Shares Equity	$662,697	$472,517

Redeemable Preferred Equity	$190,000	$190,000

Bank Debt	$0	$0
Mortgage Debt	$774,930	$988,609
Less: Cash (including restricted cash)	$151,837	$111,199
Net Debt	$623,093	$877,410

Total Market Capitalization	$1,475,790	$1,539,927

Debt Detail
	June 30, 2019	Maturity Date (1)	Contractual Interest Rate (2)
Bank Debt (3)
Unsecured Revolver ($30m)	$0	09/22	L + 110

Mortgage Debt (3)
Mortgage Debt - Class A	$320,030
Mortgage Debt - Class B	$101,200
Mortgage Debt - Class C	$308,400
Mortgage Debt - Class HRR	$45,300
Total Mortgage Debt (4)	$774,930	03/24	L + 248

Debt Subtotal	$774,930

Unamortized Loan Costs, Net	($22,526)
Total Debt	$752,404

Rate Type
Fixed	$0	0.0 years	0.00%
Variable	$774,930	4.7 years	5.97%
	$774,930	4.7 years	5.97%

Mortgage Debt Yield
	June 30, 2019	December 31, 2018
Adjusted Net Cash Flow (5)	$98,695	$99,639
Mortgage Loan Balance (6) (7)	$726,392	$961,640
Debt Yield	13.59%	10.36%

(1) Assumes borrower extension options are exercised.
(2) L = LIBOR; as of June 30, 2019 1M LIBOR 2.4%.
(3) Excludes loan fees and unamortized loan costs.
(4) LIBOR subject to a 3.0% cap.
(5) As defined in mortgage loan agreement.
(6) Repaid an additional $48.5 million in July 2019.
(7) Balance reflects July 2019 paydown of debt related to the sale of Beaver Creek Crossing.

Retail Value Inc.

Property List

#	Center	MSA	Location	ST	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
1	Tucson Spectrum	Tucson, AZ	Tucson	AZ	717	970	$14.25	Bed Bath & Beyond, Best Buy, Food City, Harkins Theatres, Home Depot (U), JCPenney, LA Fitness, Marshalls, Michaels, OfficeMax, Old Navy, Party City, PetSmart, Ross Dress for Less, Target (U)
2	Newnan Crossing	Atlanta-Sandy Springs-Roswell, GA	Newnan	GA	223	453	$8.84	Hobby Lobby, Lowe's, Walmart (U)
3	Green Ridge Square	Grand Rapids-Wyoming, MI	Grand Rapids	MI	216	407	$13.50	Bed Bath & Beyond, Best Buy, Michaels, T.J. Maxx, Target (U)
4	Riverdale Village	Minneapolis-St. Paul-Bloomington, MN-WI	Coon Rapids	MN	788	968	$15.80	Bed Bath & Beyond, Best Buy, Costco (U), Dick's Sporting Goods, DSW, JCPenney, Jo-Ann, Kohl's, Old Navy, T.J. Maxx
5	Maple Grove Crossing	Minneapolis-St. Paul-Bloomington, MN-WI	Maple Grove	MN	262	350	$13.40	Barnes & Noble, Bed Bath & Beyond, Cub Foods (U), Kohl's, Michaels
6	Crossroads Center	Gulfport-Biloxi-Pascagoula, MS	Gulfport	MS	555	591	$11.74	Academy Sports, Barnes & Noble, Belk, Burke's Outlet, Cinemark, Forever 21, Michaels, Ross Dress for Less, T.J. Maxx
7	Big Oaks Crossing	Tupelo, MS	Tupelo	MS	348	348	$6.45	Jo-Ann, Sam's Club, Walmart
8	Seabrook Commons	Boston-Cambridge-Newton, MA-NH	Seabrook	NH	175	393	$18.45	Dick's Sporting Goods, Walmart (U)
9	Hamilton Commons	Atlantic City-Hammonton, NJ	Mays Landing	NJ	403	403	$16.40	Bed Bath & Beyond, Big Lots, Hobby Lobby, Marshalls, Regal Cinemas, Ross Dress for Less
10	Wrangleboro Consumer Square	Atlantic City-Hammonton, NJ	Mays Landing	NJ	841	841	$13.79	Best Buy, BJ's Wholesale Club, Books-A-Million, Christmas Tree Shops, Dick's Sporting Goods, Kohl's, Michaels, PetSmart, Staples, Target
11	Great Northern Plazas	Cleveland-Elyria, OH	North Olmsted	OH	630	669	$14.11	Bed Bath & Beyond, Best Buy, Big Lots, Burlington, DSW, Home Depot, Jo-Ann, K&G Fashion Superstore, Marc's, PetSmart
12	Uptown Solon	Cleveland-Elyria, OH	Solon	OH	182	182	$14.24	Bed Bath & Beyond, Mustard Seed Market & Cafe
13	Peach Street Marketplace	Erie, PA	Erie	PA	721	1,001	$10.57	Bed Bath & Beyond, Best Buy (U), Burlington, Cinemark, Hobby Lobby, Home Depot (U), Kohl's, Lowe's, Marshalls, PetSmart, Target (U)
14	Noble Town Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Jenkintown	PA	168	168	$16.04	Bed Bath & Beyond, PetSmart, Ross Dress for Less, Stein Mart
15	Harbison Court	Columbia, SC	Columbia	SC	242	301	$17.67	Marshalls, Nordstrom Rack, Ross Dress for Less, Toys "R" Us Property Co Ii Llc (U)
16	The Marketplace at Towne Centre	Dallas-Fort Worth-Arlington, TX	Mesquite	TX	180	404	$17.35	Cavender's (U), Home Depot (U), Kohl's (U), PetSmart, Ross Dress for Less
17	Willowbrook Plaza	Houston-The Woodlands-Sugar Land, TX	Houston	TX	385	393	$15.41	AMC Theatres, Bed Bath & Beyond, Bel Furniture, buybuy BABY, Cost Plus World Market
18	Marketplace of Brown Deer	Milwaukee-Waukesha-West Allis, WI	Brown Deer	WI	410	410	$9.45	Bob's Discount Furniture, Burlington, Kohl's, Michaels, OfficeMax, Pick 'n Save, Ross Dress for Less, T.J. Maxx
19	West Allis Center	Milwaukee-Waukesha-West Allis, WI	West Allis	WI	259	392	$6.52	Kohl's, Marshalls/HomeGoods, Menards (U), Pick 'n Save
20	Plaza Isabela	Aguadilla-Isabela, PR	Isabela	PR	259	259	$14.74	Selectos Supermarket, Walmart
21	Plaza Fajardo	Fajardo, PR	Fajardo	PR	274	274	$16.33	Econo, Walmart
22	Plaza Walmart	Guayama, PR	Guayama	PR	164	164	$8.15	Walmart
23	Plaza del Atlántico	San Juan-Carolina-Caguas, PR	Arecibo	PR	223	223	$11.34	Capri, Kmart
24	Plaza del Sol	San Juan-Carolina-Caguas, PR	Bayamon	PR	598	710	$31.54	Bed Bath & Beyond, Caribbean Cinemas, Dave & Buster's, H & M, Home Depot (U), Old Navy, Pep Boys, Walmart
25	Plaza Río Hondo	San Juan-Carolina-Caguas, PR	Bayamon	PR	555	555	$25.63	Best Buy, Caribbean Cinemas, Kmart, Marshalls Mega Store, Pueblo, T.J. Maxx
26	Plaza Escorial	San Juan-Carolina-Caguas, PR	Carolina	PR	525	636	$15.65	Caribbean Cinemas, Home Depot (U), OfficeMax, Old Navy, Sam's Club, Walmart
27	Plaza Cayey	San Juan-Carolina-Caguas, PR	Cayey	PR	313	339	$8.97	Caribbean Cinemas (U), Pep Boys, Walmart
28	Plaza del Norte	San Juan-Carolina-Caguas, PR	Hatillo	PR	682	699	$21.51	Caribbean Cinemas, JCPenney, OfficeMax, Rooms To Go, Sears, T.J. Maxx
29	Plaza Palma Real	San Juan-Carolina-Caguas, PR	Humacao	PR	451	451	$15.07	Capri, Marshalls, Pep Boys, Walmart
30	Señorial Plaza	San Juan-Carolina-Caguas, PR	Rio Piedras	PR	202	202	$17.77	Pueblo
31	Plaza Vega Baja	San Juan-Carolina-Caguas, PR	Vega Baja	PR	185	185	$11.37	Econo
			Total		12,135	14,340

Note: (U) indicates unowned. Anchors include tenants greater than 20K SF

Retail Value Inc.

Notable Accounting and Supplemental Policies

The information contained in the Quarterly Financial Supplement does not purport to disclose all items required by the accounting principles generally accepted in the United States of America (“GAAP”) and is unaudited information.  The Company’s Quarterly Financial Supplement should be read in conjunction with the Company’s Form 10-K and Form 10-Q.

Rental Income (Revenues)

•	Percentage and overage rents are recognized after the tenants’ reported sales have exceeded the applicable sales breakpoint.
•	Tenant reimbursements are recognized in the period in which the expenses are incurred.
•	Lease termination fees are recognized upon termination of a tenant’s lease when the Company has no further obligations under the lease.

General and Administrative Expenses

•	Property management services’ direct compensation is reflected in operating and maintenance expenses.

Deferred Financing Costs

•

Costs incurred in obtaining term financing are included as a reduction of the related debt liability and costs incurred related to the revolving credit facilities are included in other assets on the consolidated balance sheets.  All costs are amortized on a straight-line basis over the term of the related debt agreement; such amortization is reflected as interest expense in the consolidated income statements.

Real Estate

•

Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property's estimated undiscounted future cash flows, including estimated proceeds from disposition.

•	Construction in progress includes expansions and re-tenanting.
•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings20 to 31.5 years

Building Improvements5 to 20 years

Furniture/Fixtures/ Shorter of economic life or lease terms

Tenant Improvements

Capitalization

•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations and expenditures that improve or extend the life of the asset are capitalized.
•

The Company capitalizes interest on funds used for the construction or expansion of shopping centers.  Capitalization of interest ceases when construction activities are completed and the property is available for occupancy by tenants.

•	Interest expense incurred during construction is capitalized and depreciated over the building life.

Gains on Sales of Real Estate

•	Gains on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers are recognized at closing when the earnings process is deemed to be complete.

Retail Value Inc.

Non-GAAP Measures

FFO and Operating FFO

The Company believes that Funds from Operations (“FFO”) and Operating FFO, both non-GAAP financial measures, provide additional and useful means to assess the financial performance of REITs.  FFO and Operating FFO are frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs.  The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group

FFO excludes GAAP historical cost depreciation and amortization of real estate and real estate investments, which assume that the value of real estate assets diminishes ratably over time.  Historically, however, real estate values have risen or fallen with market conditions, and many companies use different depreciable lives and methods.  Because FFO excludes depreciation and amortization unique to real estate and gains and losses from depreciable property dispositions, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, interest costs and acquisition, disposition and development activities.  This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP.

In December 2018, the National Association of Real Estate Investment Trusts (“NAREIT”) issued NAREIT Funds From Operations White Paper - 2018 Restatement (“the 2018 FFO White Paper”).  The purpose of the 2018 FFO White Paper was not to change the fundamental definition of FFO but to clarify existing guidance and to consolidate into a single document, alerts and policy bulletins issued by NAREIT since the last FFO white paper was issued in 2002.  The 2018 FFO White Paper was effective starting with first quarter 2019 reporting.  The Company did not report any changes in the calculation of FFO related to the clarification in the 2018 FFO White Paper.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with GAAP), adjusted to exclude (i)  gains and losses from disposition of real estate property and related investments, which are presented net of taxes, if any, (ii) impairment charges on real estate property and related investments and (iii) certain non-cash items.  These non-cash items principally include real property depreciation and amortization of intangibles.  The Company’s calculation of FFO is consistent with the definition of FFO provided by NAREIT.

The Company believes that certain charges and income recorded in its operating results are not comparable or reflective of its core operating performance.  Operating FFO is useful to investors as the Company removes non-comparable charges, income and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio.  As a result, the Company also computes Operating FFO and discusses it with the users of its financial statements, in addition to other measures such as net income (loss) determined in accordance with GAAP and FFO.  Operating FFO is generally defined and calculated by the Company as FFO excluding certain charges and income that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio.  Such adjustments include gains/losses on the early extinguishment of debt, net hurricane-related activity and transaction costs.  The disclosure of these adjustments is regularly requested by users of the Company’s financial statements.

The adjustment for these charges and income may not be comparable to how other REITs or real estate companies calculate their results of operations, and the Company’s calculation of Operating FFO differs from NAREIT’s definition of FFO.  Additionally, the Company provides no assurances that these charges and income are non-recurring.  These charges and income could be reasonably expected to recur in future results of operations.

These measures of performance are used by the Company for several business purposes and by other REITs.  The Company uses FFO and/or Operating FFO in part (i) as a disclosure to improve the understanding of the Company’s operating results among the investing public, (ii) as a measure of a real estate asset’s performance and (iii) to compare the Company’s performance to that of other publicly traded shopping center REITs.  For the reasons described above, management believes that FFO and Operating FFO provide the Company and investors with an important indicator of the Company’s operating performance.  They provide recognized measures of performance other than GAAP net income, which may include non-cash items (often significant).  Other real estate companies may calculate FFO and Operating FFO in a different manner.

Retail Value Inc.

Non-GAAP Measures

Management recognizes the limitations of FFO and Operating FFO when compared to GAAP’s net income.  FFO and Operating FFO do not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties.  Management does not use FFO or Operating FFO as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities.  Neither FFO nor Operating FFO represents cash generated from operating activities in accordance with GAAP, and neither is necessarily indicative of cash available to fund cash needs.  Neither FFO nor Operating FFO should be considered an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity.  FFO and Operating FFO are simply used as additional indicators of the Company’s operating performance.  The Company believes that to further understand its performance, FFO and Operating FFO should be compared with the Company’s reported net income (loss) and considered in addition to cash flows determined in accordance with GAAP, as presented in its condensed consolidated financial statements. Reconciliations of these measures to their most directly comparable GAAP measure of net income (loss) have been provided herein.

Net Operating Income (“NOI”)

The Company uses NOI, which is a non-GAAP financial measure, as a supplemental performance measure. NOI is calculated as property revenues less property-related expenses. The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

Retail Value Inc. 3300 Enterprise Pkwy. Beachwood, OH 44122 P.216.755.5500 F. 216.755.1500 www.retailvalueinc.com